EXHIBIT 99.24

Assumptions:
Severity                                              100%
Advances                                              100%
Lag           12 months
Libor         Forward
Losses        SP default assumptions(on original pool)
Prepays       SP prepays for nim bonds
To Maturity

                                            LTV                                DTI                             FICO
                                 Avg LTV   Min LTV    Max LTV      Avg DTI     Min DTI    Max DTI    Avg FICO  Min FICO
                 IO Loans            NA         NA          NA          NA         NA          NA        NA        NA

Low Bal           < $50k          77.35      17.86      100.00       33.24       1.42       55.00       623       525
                 $50k to $100k    82.87      15.00      100.00       37.26       1.15       55.00       628       525

High Coupon       8% to 9%        84.99      17.14      100.00       34.55       1.02       54.00       619       525
                  9% to 10%       77.72      17.80      100.00       32.32       0.95       55.00       605       528
                 >10%             70.91      17.86      100.00       35.22       1.62       53.29       606       525

Occupancy        Non-Owner Occ    83.75      15.00      100.00       39.61       0.95       56.70       645       525

                 2nd Lien         80.20      38.00      100.00       41.81      21.00       55.00       610       558

Doc Type         Non-Full Doc     78.37      15.00      100.00       38.51       0.95       56.70       660       535

Property Type    Non-SFR          79.83      17.14      100.00       35.91       0.95       55.00       657       525

Delinq           60+ days            NA         NA          NA          NA         NA          NA        NA        NA


                                                       Doc
                                 Max FICO  Full Doc Non-Full Doc
                 IO Loans             NA       NA           NA
Low Bal           < $50k             787    18.82        18.82
                 $50k to $100k       798    16.43        16.43

High Coupon       8% to 9%           787    23.84        23.84
                  9% to 10%          746    38.50        38.50
                 >10%                716    36.37        36.37

Occupancy        Non-Owner Occ       813    23.23        23.23

                 2nd Lien            699    44.75        44.75

Doc Type         Non-Full Doc        807   100.00       100.00

Property Type    Non-SFR             807    28.99        28.99

Delinq           60+ days             NA       NA           NA


                                                                                                                     Orig Prepay
Top 5 States    Top 5 Prop         Doc Type                       Purpose                   OCC Codes                Penalty
CA 18 %         Single Family 87 % Full Documentation 77 %        Cash Out Refinance 73 %   Primary 94 %             0 mo 17 %
IL 8  %         Duplex 5  %        Stated Income 17 %             Rate/Term Refinance 15 %  Investor Non-owner 5  %  12mo 7  %
NY 7  %         Condominium 4  %   Alternative Documentation 4  % Purchase 12 %             Second Home 1  %         24mo 19 %
MI 5  %         Triplex 1  %       Lite Doc 2  %                                                                     36mo 40 %
FL 5  %         6 Units 1  %                                                                                         48mo 0  %
                                                                                                                     60mo 16 %

Largest 10 Loans

                                                                                                                            Orig
                                                                                                                            Prepay
      Balance        State  MSA        Loan Type        LTV    DTI  FICO   Prop Type         Purpose             Occ Codes  Penalty
------------------------------------------------------------------------------------------------------------------------------------

700000.000000000     MT          Fixed Rate 30 Year     71.07 23.74   660 Single FamilyCash Out Refinance   Primary            36
696000.000000000     FL          2/28 6 Mo LIBOR ARM    73.26 33.40   658 Single FamilyCash Out Refinance   Primary            24
640000.000000000     GA          Fixed Rate 30 Year     80.00 42.30   646 Single FamilyCash Out Refinance   Primary            36
616000.000000000     MN          Fixed Rate 30 Year     79.48 17.42   742 Single FamilyCash Out Refinance   Primary            36
600000.000000000     CA          Fixed Rate 30 Year     50.00 38.20   803 Single FamilyCash Out Refinance   Primary            36
600000.000000000     WA          2/28 6 Mo LIBOR ARM    80.00 14.70   648 Single FamilyCash Out Refinance   Primary             0
600000.000000000     KS          2/28 6 Mo LIBOR ARM    51.06  5.00   598 Single FamilyRate/Term Refinance  Primary             0
585000.000000000     NJ          2/28 6 Mo LIBOR ARM    64.50 29.19   757 Single FamilyRate/Term Refinance  Second Home         0
580000.000000000     CA          Fixed Rate 30 Year     81.69 45.00   750 Single FamilyRate/Term Refinance  Primary            36
574000.000000000     NJ          2/28 6 Mo LIBOR ARM    85.04 39.80   692 Triplex      Purchase             Investor Non-owner  0


      1       SP BB exp loss?

      2       % Loss of "BB" Class Princ


                                     ------------------------------------------------------------------------------
TRIGGERS FAIL                                    Libor forward - 50                   Libor forward
% Writedown                                 100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %                   Prepay Ramp                          Prepay Ramp
              -----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp*
                        3

                        4
-------------------------------------------------------------------------------------------------------------------



                                     ----------------------------------------------------------------------
TRIGGERS FAIL                                Libor forward +200                   Libor forward + 400
% Writedown                             100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %               Prepay Ramp                          Prepay Ramp
              ---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp*
                        3

                        4
-----------------------------------------------------------------------------------------------------------



      3       % Loss of "BB" Class Princ

                                     ------------------------------------------------------------------------------
TRIGGERS PASS                                    Libor forward - 50                   Libor forward
% Writedown                                 100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %                   Prepay Ramp                          Prepay Ramp
              -----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp
                        3

                        4
-------------------------------------------------------------------------------------------------------------------



                                     ----------------------------------------------------------------------
TRIGGERS PASS                                Libor forward +200                   Libor forward + 400
% Writedown                             100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %               Prepay Ramp                          Prepay Ramp
              ---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp
                        3

                        4
-----------------------------------------------------------------------------------------------------------



      4       Breakeven Runs

                                     --------------------------------------------------------------------------------
TRIGGERS FAIL                                    Libor forward - 50                   Libor forward
                                            100%         125%        150%        100%         125%        150%
                                                 Prepay Ramp                          Prepay Ramp
                                     --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                      1st $ Loss CDR

              Cumulative Loss to Pool

                                 WAL

                Period of 1st $ Loss

                        Princ Window

                    Gap in Princ(Y/N)

---------------------------------------------------------------------------------------------------------------------



                                     --------------------------------------------------------------------
TRIGGERS FAIL                              Libor forward +200                   Libor forward + 400
                                      100%         125%        150%        100%         125%        150%
                                           Prepay Ramp                          Prepay Ramp
                                     --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                      1st $ Loss CDR

              Cumulative Loss to Pool

                                 WAL

                Period of 1st $ Loss

                        Princ Window

                    Gap in Princ(Y/N)

---------------------------------------------------------------------------------------------------------

* SP default assmuptions are in tab "SP Defaults"
  SP prepayment ramps-nim

               SP Subprime Default Assumptions

       ----------------------------------------------
                    % when           % when
                   WA seasoning   WA seasoning
                      less           greater
          Month    than <12mo       than 12mo
       ---------------------------------------------
            1          4.00%        4.00% & 5.75%
            6          5.75%            6.25%
           12          6.25%           13.00%
           18          13.00%          10.25%
           24          10.25%          10.00%
           30          10.00%           9.50%
           36          9.50%            9.00%
           42          9.00%            9.00%
           48          9.00%            7.75%
           54          7.75%            5.75%
           60          5.75%            5.50%
           66          5.50%            4.25%
           72          4.25%            0.00%
       ---------------------------------------------